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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 25, 2004

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       0-27121                                          35-2208007
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(Commission File Number)                       (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA            90212
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 26, 2004, Superior Galleries, Inc., (the "Company") held a public conference call featuring a presentation by senior management that included a discussion of the Company's results of operations and financial condition as of and for the quarter ended September 30, 2004. The entire transcript of the conference call is included in Item 9.01 of this report. In addition, the Company issued a related press release dated October 26, 2004, the full text of which is also included in Item 9.01 of this report.

         The information contained in this Item 2.02 and in the press release and conference call script that are included in Item 9.01 of this report are being "furnished to" the SEC in accordance with SEC Release Nos. 33-8216 and 34-47226 and shall not be deemed "filed with" the SEC for purposes of Section 18 of the Securities Exchange of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in the press release and conference call script that are included in Item 9.01 of this report shall not be deemed incorporated by reference into any registration statement, proxy statement or other report except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         The Company recently filled a vacancy on its board of directors. Effective October 25, 2004, James M. Gollihugh accepted an appointment to the Company's board of directors and became Chairman of the Company's Audit Committee and a member of the Company's Compensation Committee. As a result of this appointment, the Company's board of directors now consists of Silvano DiGenova, Paul Biberkraut, Lee Ittner, David Rector and James M. Gollihugh. The Company's Audit and Compensation Committees now each consist of Lee Ittner, David Rector and James M. Gollihugh. Mr. Gollihugh will serve as the Chairman of the Audit Committee and the Audit Committee financial expert, as defined by Item 401(e) of Regulation S-B.

         Mr. Gollihugh is currently the chief executive officer of Management Resource Center, Inc., a privately held merchant bank and mergers and acquisition advisory firm, a position that he has held since 1976. Mr. Gollihugh is a director and/or a shareholder of several real estate holding companies, a commercial bank and other financial companies. Mr. Gollihugh is a Certified Public Accountant and is a past chairman of the Institute of Merger and Acquisition Professionals. Mr. Gollihugh has 30 years of financial and business experience ranging from the structuring and negotiating private equity transactions to controller responsibilities at two Fortune 500 Corporations. He has no previous business relationship with the Company.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                  Exh. No. Description

                  99.1 Press release dated October 26, 2004, titled "Superior Reports Record First-Quarter Results."(1)

                  99.2 Transcript of the October 26, 2004 Superior Galleries Fiscal 2005 First-Quarter Earnings Conference Call(1)

                  (1) As discussed in Item 2.02 of this report, these exhibits are being "furnished to" and not "filed with" the SEC.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 26, 2004              SUPERIOR GALLERIES, INC.

                                       By: /s/ Paul Biberkraut
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                                           Paul Biberkraut
                                           Chief Financial Officer and Secretary